Supplement Dated July 24, 2000*
                      to the Prospectus dated May 1, 2000
    of American Express New Solutions Variable Annuity(SM) 2040355 A (06/00)


The following information applies to contracts purchased in the state of Pennsylvania.

1.       The  reference on page one of the  prospectus to  "Individual  or Group
         Flexible  Premium  Deferred  Combination   Fixed/Variable  Annuity"  is
         changed to "Individual Flexible Premium Deferred Variable Annuity."

2. The one-year fixed account is not available under contracts purchased in Pennsylvania. Any reference in this prospectus to the one-year fixed account, and any contract features or benefits associated with the one-year fixed account are deleted.

3. The Guarantee Period Accounts are not available under contracts purchased in Pennsylvania. Any reference in this prospectus to the Guarantee Period Accounts, and any contract features or benefits associated with the Guarantee Period Accounts are deleted.

4.       The  minimum  initial  purchase  payment  (not  including   Systematic
         Investment Plans) is changed from $5,000 to $2,000.

5. The following subsection replaces the subsection on the "Special dollar-cost averaging program" that was added to the "Making the Most of Your Contract" section of the prospectus by supplement on May 1, 2000:

         Special dollar-cost averaging program

         You may elect to allocate $10,000 or more of your initial purchase payment to this program.

         We will credit your initial purchase payment with interest at the current guaranteed annual rate in effect on the date of your allocation. We will change the rate from time to time at our discretion and the rate will be based on competition. Once the rate is set, it does not change.

         The rate is credited on the balance remaining in the dollar-cost averaging fixed account and is not credited after we transfer the value to the subaccounts. Monthly, we transfer amounts out of the dollar-cost averaging fixed account into the subaccounts you selected. You can choose from either the six month or the twelve month program.
         All amounts are transferred out within the period you chose.

         You may not elect to participate in this program if you also elect automatic rebalancing.

         You may terminate participation in the program at any time. If you do so, you will no longer receive the guaranteed annual rate on any remaining balance in the dollar-cost averaging fixed account. We will transfer your remaining balance in the dollar-cost averaging fixed account to the subaccounts you chose in the same proportion your interest in each subaccount bears to your total contract value.

         We can modify the terms of this program or discontinue this program at any time. Any modification will not affect amounts already in the program.

240355-10 A (07/00)

*Valid until April 30, 2001.